Exhibit 99.2
CAMPBELL SOUP COMPANY
Consolidated Statements of Earnings
Recast for Discontinued Operations
(millions, except per share amounts)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended
Fiscal 2019	October 28, 2018	January 27, 2019	January 27, 2019	April 28, 2019	April 28, 2019
Net sales	$2,468	$2,483	$4,951	$2,178	$7,129
Costs and expenses
Cost of products sold	1,657	1,669	3,326	1,455	4,781
Marketing and selling expenses	239	254	493	245	738
Administrative expenses	164	163	327	165	492
Research and development expenses	26	22	48	26	74
Other expenses / (income)	1	(8)	(7)	20	13
Restructuring charges	18	2	20	1	21
Total costs and expenses	2,105	2,102	4,207	1,912	6,119
Earnings before interest and taxes	363	381	744	266	1,010
Interest expense	94	93	187	92	279
Interest income	1	1	2	1	3
Earnings before taxes	270	289	559	175	734
Taxes on earnings	66	74	140	44	184
Earnings from continuing operations	204	215	419	131	550
Loss from discontinued operations	(10)	(274)	(284)	(47)	(331)
Net earnings (loss)	194	(59)	135	84	219
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—	—
Net earnings (loss) attributable to Campbell Soup Company	$194	$(59)	$135	$84	$219
Per Share — Basic
Earnings from continuing operations attributable to Campbell Soup Company	$.68	$.71	$1.39	$.44	$1.83
Loss from discontinued operations	(.03)	(.91)	(.94)	(.16)	(1.10)
Net earnings (loss) attributable to Campbell Soup Company*	$.64	$(.20)	$.45	$.28	$.73
Weighted average shares outstanding — basic	301	301	301	301	301
Per Share — Assuming Dilution
Earnings from continuing operations attributable to Campbell Soup Company	$.68	$.71	$1.39	$.43	$1.82
Loss from discontinued operations	(.03)	(.91)	(.94)	(.16)	(1.10)
Net earnings (loss) attributable to Campbell Soup Company*	$.64	$(.20)	$.45	$.28	$.73
Weighted average shares outstanding — assuming dilution	302	302	302	302	302
_____________________________________
*The sum of the individual per share amounts may not add due to rounding.

CAMPBELL SOUP COMPANY
Consolidated Statements of Earnings
Recast for Discontinued Operations
(millions, except per share amounts)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2018	October 29, 2017	January 28, 2018	January 28, 2018	April 29, 2018	April 29, 2018	July 29, 2018	July 29, 2018
Net sales	$1,933	$1,932	$3,865	$1,878	$5,743	$1,992	$7,735
Costs and expenses
Cost of products sold	1,176	1,185	2,361	1,263	3,624	1,368	4,992
Marketing and selling expenses	208	217	425	220	645	208	853
Administrative expenses	138	153	291	153	444	171	615
Research and development expenses	28	26	54	25	79	23	102
Other expenses / (income)	(34)	(8)	(42)	35	(7)	(71)	(78)
Restructuring charges	2	32	34	24	58	3	61
Total costs and expenses	1,518	1,605	3,123	1,720	4,843	1,702	6,545
Earnings before interest and taxes	415	327	742	158	900	290	1,190
Interest expense	31	32	63	44	107	94	201
Interest income	1	—	1	2	3	1	4
Earnings before taxes	385	295	680	116	796	197	993
Taxes on earnings	122	(59)	63	43	106	47	153
Earnings from continuing operations	263	354	617	73	690	150	840
Earnings (loss) from discontinued operations	12	(69)	(57)	(466)	(523)	(56)	(579)
Net earnings (loss)	275	285	560	(393)	167	94	261
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net earnings (loss) attributable to Campbell Soup Company	$275	$285	$560	$(393)	$167	$94	$261
Per Share — Basic
Earnings from continuing operations attributable to Campbell Soup Company	$.87	$1.18	$2.05	$.24	$2.29	$.50	$2.79
Earnings (loss) from discontinued operations	.04	(.23)	(.19)	(1.55)	(1.74)	(.19)	(1.92)
Net earnings (loss) attributable to Campbell Soup Company	$.91	$.95	$1.86	$(1.31)	$.55	$.31	$.87
Weighted average shares outstanding — basic	301	301	301	301	301	301	301
Per Share — Assuming Dilution
Earnings from continuing operations attributable to Campbell Soup Company	$.87	$1.18	$2.04	$.24	$2.28	$.50	$2.78
Earnings (loss) from discontinued operations	.04	(.23)	(.19)	(1.55)	(1.73)	(.19)	(1.92)
Net earnings (loss) attributable to Campbell Soup Company	$.91	$.95	$1.85	$(1.31)	$.55	$.31	$.86
Weighted average shares outstanding — assuming dilution	302	301	302	301	302	302	302

CAMPBELL SOUP COMPANY
Segment Information
Recast for Discontinued Operations
(millions)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended
Fiscal 2019	October 28, 2018	January 27, 2019	January 27, 2019	April 28, 2019	April 28, 2019
Net sales
Meals and Beverages	$1,250	$1,239	$2,489	$1,024	$3,513
Global Biscuits and Snacks	1,218	1,243	2,461	1,154	3,615
Corporate	—	1	1	—	1
Total	$2,468	$2,483	$4,951	$2,178	$7,129

Earnings before interest and taxes
Meals and Beverages	$292	$254	$546	$207	$753
Global Biscuits and Snacks	154	185	339	139	478
Corporate	(65)	(56)	(121)	(79)	(200)
Restructuring charges	(18)	(2)	(20)	(1)	(21)
Total	$363	$381	$744	$266	$1,010

CAMPBELL SOUP COMPANY
Segment Information
Recast for Discontinued Operations
(millions)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2018	October 29, 2017	January 28, 2018	January 28, 2018	April 29, 2018	April 29, 2018	July 29, 2018	July 29, 2018
Net sales
Meals and Beverages	$1,245	$1,223	$2,468	$1,033	$3,501	$812	$4,313
Global Biscuits and Snacks	688	708	1,396	843	2,239	1,180	3,419
Corporate	—	1	1	2	3	—	3
Total	$1,933	$1,932	$3,865	$1,878	$5,743	$1,992	$7,735

Earnings before interest and taxes
Meals and Beverages	$331	$283	$614	$218	$832	$157	$989
Global Biscuits and Snacks	117	137	254	121	375	155	530
Corporate	(31)	(61)	(92)	(157)	(249)	(19)	(268)
Restructuring charges	(2)	(32)	(34)	(24)	(58)	(3)	(61)
Total	$415	$327	$742	$158	$900	$290	$1,190

Reconciliation of fiscal 2019 and 2018 GAAP to Non-GAAP Financial Measures Recast for Discontinued Operations
Campbell Soup Company uses certain non-GAAP financial measures as defined by the Securities and Exchange Commission in certain communications. These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures. Management believes that also presenting certain non-GAAP financial measures provides additional information to facilitate comparison of the company's historical operating results and trends in its underlying operating results, and provides transparency on how the company evaluates its business. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the company's performance.

Items Impacting Earnings
The company believes that financial information excluding certain items that are not considered to reflect the ongoing operating results, such as those listed below, improves the comparability of year-to-year results. Consequently, the company believes that investors may be able to better understand its results excluding these items.

The following items impacted earnings:

(1)
In fiscal 2015, the company implemented initiatives to reduce costs and to streamline its organizational structure. In fiscal 2017, the company expanded these cost savings initiatives by further optimizing its supply chain network, primarily in North America, continuing to evolve its operating model to drive efficiencies, and more fully integrating its recent acquisitions. In January 2018, as part of the expanded initiatives, the company authorized additional costs to improve the operational efficiency of its thermal supply chain network in North America by closing its manufacturing facility in Toronto, Ontario, and to optimize its information technology infrastructure by migrating certain applications to the latest cloud technology platform. In August 2018, the company announced that it will continue to streamline its organization, expand its zero-based budgeting efforts and optimize its manufacturing network. In fiscal 2019, the company began to include costs associated with the Snyder's-Lance cost transformation program and integration with these initiatives.

In fiscal 2019, the company recorded Restructuring charges and implementation costs and other related costs in Administrative expenses, Cost of products sold, Marketing and selling expenses, and in Research and development expenses in Earnings from continuing operations related to these initiatives. In fiscal 2018, the company recorded Restructuring charges and implementation costs and other related costs in Administrative expenses, Cost of products sold, and in Marketing and selling expenses in Earnings from continuing operations related to these initiatives. In fiscal 2019 and fiscal 2018, the company also recorded amounts in Earnings (loss) from discontinued operations related to these initiatives.

(2)
In the second quarter of fiscal 2019, interim impairment assessments were performed on the intangible and tangible assets within Campbell Fresh, which includes Garden Fresh Gourmet, Bolthouse Farms carrot and carrot ingredients, and Bolthouse Farms refrigerated beverages and salad dressings and the company recorded non-cash impairment charges on the tangible assets and on the intangible assets of Campbell Fresh. In the first quarter of fiscal 2019, the company recorded a non-cash impairment charge on its U.S. refrigerated soup plant assets.

In the third quarter of fiscal 2018, the company performed interim impairment assessments within Campbell Fresh on the deli reporting unit, which includes Garden Fresh Gourmet and the U.S. refrigerated soup business, and the Bolthouse Farms refrigerated beverages and salad dressings reporting unit. The company recorded a non-cash impairment charge on the tangible assets and on the intangible assets of the deli reporting unit, and a non-cash impairment charge related to the intangible assets of the Bolthouse Farms refrigerated beverages and salad dressings reporting unit.
In the second quarter of fiscal 2018, the company performed an interim impairment assessment on the intangible assets of the Bolthouse Farms carrot and carrot ingredients reporting unit and recorded a non-cash impairment charge related to the intangible assets of the reporting unit.
These impairment charges were all recorded in Earnings (loss) from discontinued operations.
In the fourth quarter of fiscal 2018, the company performed an impairment assessment on the Plum trademark and recorded a non-cash impairment charge in Earnings from continuing operations in Other expenses / (income).

(3)
In the first quarter of fiscal 2019, the company announced its intent to divest its international biscuits and snacks operating segment and Campbell Fresh operating segment. In fiscal 2019, the company incurred costs in Administrative expenses in Earnings from continuing operations associated with the planned divestiture of the international biscuits and snacks operating segment. The company also recorded expenses associated with the sale process of the businesses in Campbell Fresh, including losses on the sale of its U.S. refrigerated soup business and Garden Fresh Gourmet. In addition, due to the pending sale of Bolthouse Farms, the company recorded tax expense as deferred tax assets are not realizable. These charges were recorded in Earnings (loss) from discontinued operations.

(4)
In fiscal 2019, the company recognized a pension settlement charge in Other expenses / (income) in Earnings from continuing operations associated with a U.S. pension plan. The settlement resulted from the level of lump sum distributions from the plan's assets in 2019.

(5)
In fiscal 2018 and 2019, the company reflected the impact of taxes on the enactment of the Tax Cuts and Jobs Act that was signed into law in December 2017. In fiscal 2019, the company recorded a tax charge related to a transition tax on unremitted foreign earnings. In fiscal 2018, the company recorded a tax benefit due to the remeasurement of deferred tax assets and liabilities, and a tax charge related to the transition tax on unremitted foreign earnings. These charges and benefits were all recorded in Earnings from continuing operations.

(6)
In fiscal 2018, the company incurred gains in Other expenses / (income) in Earnings from continuing operations associated with mark-to-market and curtailment adjustments for defined benefit pension and postretirement plans.

(7)
In the second quarter of fiscal 2018, the company announced its intent to acquire Snyder's-Lance, Inc. and on March 26, 2018, the acquisition closed. In fiscal 2018, the company incurred transaction costs in Other expenses / (income), in Cost of products sold associated with an acquisition date fair value adjustment for inventory, and recorded a gain in Interest expense on treasury rate lock contracts used to hedge the planned financing of the acquisition. The company also incurred integration costs in association with its cost savings initiatives, which were recorded in Restructuring charges and in Administrative expenses. These costs were all recorded in Earnings from continuing operations.

(8)	In fiscal 2018, the company recorded a loss in Other expenses / (income) in Earnings from continuing operations from a settlement of a legal claim.

The tables below reconcile financial information, presented in accordance with GAAP, to financial information excluding certain items for fiscal 2019 and 2018.

Fiscal 2019	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended
(millions, except per share amounts)	October 28, 2018	January 27, 2019	January 27, 2019	April 28, 2019	April 28, 2019
Gross margin, as reported	$811	$814	$1,625	$723	$2,348
Add: Restructuring charges, implementation costs and other related costs (1)	12	9	21	4	25
Adjusted Gross margin	$823	$823	$1,646	$727	$2,373
Adjusted Gross margin percentage	33.3%	33.1%	33.2%	33.4%	33.3%
Marketing and selling expenses, as reported	$239	$254	$493	$245	$738
Deduct: Restructuring charges, implementation costs and other related costs (1)	(2)	(2)	(4)	(2)	(6)
Adjusted Marketing and selling expenses	$237	$252	$489	$243	$732
Administrative expenses, as reported	$164	$163	$327	$165	$492
Deduct: Restructuring charges, implementation costs and other related costs (1)	(13)	(10)	(23)	(12)	(35)
Deduct: Costs associated with planned divestitures (3)	—	(4)	(5)	(2)	(7)
Adjusted Administrative expenses	$151	$149	$299	$151	$450
Research and development expenses, as reported	$26	$22	$48	$26	$74
Deduct: Restructuring charges, implementation costs and other related costs (1)	—	(1)	(1)	(1)	(2)
Adjusted Research and development expenses	$26	$21	$47	$25	$72
Other expenses / (income), as reported	$1	$(8)	$(7)	$20	$13
Deduct: Pension settlement (4)	—	—	—	(28)	(28)
Adjusted Other expenses / (income)	$1	$(8)	$(7)	$(8)	$(15)
Earnings before interest and taxes, as reported	$363	$381	$744	$266	$1,010
Add: Restructuring charges, implementation costs and other related costs (1)	45	24	69	20	89
Add: Costs associated with planned divestitures (3)	—	4	5	2	7
Add: Pension settlement (4)	—	—	—	28	28
Adjusted Earnings before interest and taxes	$408	$409	$818	$316	$1,134
Interest, net, as reported	$93	$92	$185	$91	$276
Adjusted Earnings before taxes	$315	$317	$633	$225	$858
Taxes on earnings, as reported	$66	$74	$140	$44	$184
Add: Tax benefit from restructuring charges, implementation costs and other related costs (1)	11	6	17	5	22
Add: Tax benefit from costs associated with planned divestitures (3)	—	1	1	1	2
Add: Tax benefit from pension settlement (4)	—	—	—	6	6
Deduct: Tax expense from tax reform (5)	—	(2)	(2)	—	(2)
Adjusted Taxes on earnings	$77	$79	$156	$56	$212
Adjusted effective income tax rate	24.4%	24.9%	24.6%	24.9%	24.7%
Earnings from continuing operations, as reported	$204	$215	$419	$131	$550
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	34	18	52	15	67
Add: Net adjustment costs associated with planned divestitures (3)	—	3	4	1	5
Add: Net adjustment from pension settlement (4)	—	—	—	22	22
Add: Net adjustment from tax reform (5)	—	2	2	—	2
Adjusted Earnings from continuing operations	$238	$238	$477	$169	$646

Fiscal 2019	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended
(millions, except per share amounts)	October 28, 2018	January 27, 2019	January 27, 2019	April 28, 2019	April 28, 2019
Loss from discontinued operations, as reported	$(10)	$(274)	$(284)	$(47)	$(331)
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	1	—	1	—	1
Add: Net adjustment from impairment charges (2)	11	264	275	—	275
Add: Net adjustment costs associated with planned divestitures (3)	—	5	5	47	52
Adjusted Earnings (loss) from discontinued operations	$2	$(5)	$(3)	$—	$(3)
Adjusted Net earnings attributable to Campbell Soup Company	$240	$233	$474	$169	$643
Diluted earnings per share - continuing operations attributable to Campbell Soup Company, as reported	$.68	$.71	$1.39	$.43	$1.82
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	.11	.06	.17	.05	.22
Add: Net adjustment costs associated with planned divestitures (3)	—	.01	.01	—	.02
Add: Net adjustment from pension settlement (4)	—	—	—	.07	.07
Deduct: Net adjustment from tax reform (5)	—	.01	.01	—	.01
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company*	$.79	$.79	$1.58	$.56	$2.14
Diluted loss per share - discontinued operations, as reported	$(.03)	$(.91)	$(.94)	$(.16)	$(1.10)
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	—	—	—	—	—
Add: Net adjustment from impairment charges (2)	.04	.87	.91	—	.91
Add: Net adjustment from costs associated with divestitures (3)	—	.02	.02	.16	.17
Adjusted Diluted earnings (loss) per share - discontinued operations*	$.01	$(.02)	$(.01)	$—	$(.01)
Diluted net earnings (loss) per share attributable to Campbell Soup Company, as reported	$.64	$(.20)	$.45	$.28	$.73
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	.12	.06	.18	.05	.23
Add: Net adjustment from impairment charges (2)	.04	.87	.91	—	.91
Add: Net adjustment costs associated with planned divestitures (3)	—	.03	.03	.16	.19
Add: Net adjustment from pension settlement (4)	—	—	—	.07	.07
Deduct: Net adjustment from tax reform (5)	—	.01	.01	—	.01
Adjusted Diluted net earnings per share attributable to Campbell Soup Company*	$.79	$.77	$1.57	$.56	$2.13
_____________________________________
*The sum of the individual per share amounts may not add due to rounding.

Fiscal 2018	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 29, 2017	January 28, 2018	January 28, 2018	April 29, 2018	April 29, 2018	July 29, 2018	July 29, 2018
Gross margin, as reported	$757	$747	$1,504	$615	$2,119	$624	$2,743
Add: Restructuring charges, implementation costs and other related costs (1)	5	1	6	14	20	25	45
Add: Transaction and integration costs (7)	—	—	—	37	37	5	42
Adjusted Gross margin	$762	$748	$1,510	$666	$2,176	$654	$2,830
Adjusted Gross margin percentage	39.4%	38.7%	39.1%	35.5%	37.9%	32.8%	36.6%
Marketing and selling expenses, as reported	$208	$217	$425	$220	$645	$208	$853
Deduct: Restructuring charges, implementation costs and other related costs (1)	—	—	—	(2)	(2)	(1)	(3)
Adjusted Marketing and selling expenses	$208	$217	$425	$218	$643	$207	$850
Administrative expenses, as reported	$138	$153	$291	$153	$444	$171	$615
Deduct: Restructuring charges, implementation costs and other related costs (1)	(12)	(26)	(38)	(29)	(67)	(20)	(87)
Deduct Transaction and integration costs (7)	—	—	—	(6)	(6)	(6)	(12)
Adjusted Administrative expenses	$126	$127	$253	$118	$371	$145	$516
Research and development expenses, as reported	$28	$26	$54	$25	$79	$23	$102
Other expenses / (income), as reported	$(34)	$(8)	$(42)	$35	$(7)	$(71)	$(78)
Deduct: Impairment charges (2)	—	—	—	—	—	(54)	(54)
Add: Pension and postretirement benefit mark-to-market and curtailment adjustments (6)	14	—	14	—	14	122	136
Deduct: Transaction and integration costs (7)	—	(24)	(24)	(29)	(53)	—	(53)
Deduct: Claim settlement (8)	—	—	—	(22)	(22)	—	(22)
Adjusted Other expenses / (income)	$(20)	$(32)	$(52)	$(16)	$(68)	$(3)	$(71)
Earnings before interest and taxes, as reported	$415	$327	$742	$158	$900	$290	$1,190
Add: Restructuring charges, implementation costs and other related costs (1)	19	59	78	59	137	46	183
Add: Impairment charges (2)	—	—	—	—	—	54	54
Deduct: Total pension and postretirement benefit mark-to-market and curtailment adjustments (6)	(14)	—	(14)	—	(14)	(122)	(136)
Add: Transaction and integration costs (7)	—	24	24	82	106	14	120
Add: Claim settlement (8)	—	—	—	22	22	—	22
Adjusted Earnings before interest and taxes	$420	$410	$830	$321	$1,151	$282	$1,433
Interest net, as reported	$30	$32	$62	$42	$104	$93	$197
Add: Transaction and integration costs (7)	—	—	—	18	18	—	18
Adjusted Interest, net	$30	$32	$62	$60	$122	$93	$215
Adjusted Earnings before taxes	$390	$378	$768	$261	$1,029	$189	$1,218

Fiscal 2018	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 29, 2017	January 28, 2018	January 28, 2018	April 29, 2018	April 29, 2018	July 29, 2018	July 29, 2018
Taxes on earnings, as reported	$122	$(59)	$63	$43	$106	$47	$153
Add: Tax benefit from restructuring charges, implementation costs and other related costs (1)	7	14	21	14	35	13	48
Add: Tax benefit from impairment charges (2)	—	—	—	—	—	13	13
Add: Tax benefit from tax reform (5)	—	124	124	—	120	6	126
Deduct: Tax expense from total pension and postretirement benefit mark-to-market and curtailment adjustments (6)	(5)	—	(4)	—	(4)	(29)	(33)
Add: Tax benefit from transaction and integration costs (7)	—	5	5	18	23	6	29
Add: Tax benefit from claim settlement (8)	—	—	—	7	7	—	7
Adjusted Taxes on earnings	$124	$84	$209	$82	$287	$56	$343
Adjusted effective income tax rate	31.8%	22.2%	27.2%	31.4%	27.9%	29.6%	28.2%
Earnings from continuing operations, as reported	$263	$354	$617	$73	$690	$150	$840
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	12	45	57	45	102	33	135
Add: Net adjustment from impairment charges (2)	—	—	—	—	—	41	41
Deduct: Adjustment from tax reform (5)	—	(124)	(124)	—	(120)	(6)	(126)
Deduct: Net adjustment from total pension and postretirement benefit mark-to-market and curtailment adjustments (6)	(9)	—	(10)	—	(10)	(93)	(103)
Add: Net adjustment from transaction and integration costs (7)	—	19	19	46	65	8	73
Add: Net adjustment from claim settlement (8)	—	—	—	15	15	—	15
Adjusted Earnings from continuing operations	$266	$294	$559	$179	$742	$133	$875
Earnings (loss) from discontinued operations, as reported	$12	$(69)	$(57)	$(466)	$(523)	$(56)	$(579)
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	—	1	1	—	1	—	1
Add: Net benefit from impairment charges (2)	—	74	74	497	571	—	571
Adjusted Earnings (loss) from discontinued operations	$12	$6	$18	$31	$49	$(56)	$(7)
Adjusted Net earnings attributable to Campbell Soup Company	$278	$300	$577	$210	$791	$77	$868
Diluted earnings per share - continuing operations attributable to Campbell Soup Company, as reported	$.87	$1.18	$2.04	$.24	$2.28	$.50	$2.78
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	.04	.15	.19	.15	.34	.11	.45
Add: Net adjustment from impairment charges (2)	—	—	—	—	—	.14	.14
Deduct: Net adjustment from tax reform (5)	—	(.41)	(.41)	—	(.40)	(.02)	(.42)
Deduct: Net adjustment from total pension and postretirement benefit mark-to-market and curtailment adjustments (6)	(.03)	—	(.03)	—	(.03)	(.31)	(.34)

Fiscal 2018	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 29, 2017	January 28, 2018	January 28, 2018	April 29, 2018	April 29, 2018	July 29, 2018	July 29, 2018
Add: Net adjustment from transaction and integration costs (7)	—	.06	.06	.15	.22	.03	.24
Add: Net adjustment from claim settlement (8)	—	—	—	.05	.05	—	.05
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company*	$.88	$.98	$1.85	$.59	$2.46	$.44	$2.90
Diluted earnings (loss) per share - discontinued operations, as reported	$.04	$(.23)	$(.19)	$(1.55)	$(1.73)	$(.19)	$(1.92)
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	—	—	—	—	—	—	—
Add: Net adjustment from impairment charges (2)	—	.25	.25	1.65	1.89	—	1.89
Deduct: Net adjustment from tax reform (5)
Adjusted Diluted earnings (loss) per share - discontinued operations*	$.04	$.02	$.06	$.10	$.16	$(.19)	$(.02)
Diluted net earnings (loss) per share attributable to Campbell Soup Company, as reported	$.91	$.95	$1.85	$(1.31)	$.55	$.31	$.86
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	.04	.15	.19	.15	.34	.11	.45
Add: Net adjustment from impairment charges (2)	—	.25	.25	1.65	1.89	.14	2.03
Deduct: Net adjustment from tax reform (5)	—	(.41)	(.41)	—	(.40)	(.02)	(.42)
Deduct: Net adjustment from total pension and postretirement benefit mark-to-market and curtailment adjustments (6)	(.03)	—	(.03)	—	(.03)	(.31)	(.34)
Add: Net adjustment from transaction and integration costs (7)	—	.06	.06	.15	.22	.03	.24
Add: Net adjustment from claim settlement (8)	—	—	—	.05	.05	—	.05
Adjusted Diluted net earnings per share attributable to Campbell Soup Company*	$.92	$1.00	$1.91	$.70	$2.62	$.25	$2.87
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*The sum of the individual per share amounts may not add due to rounding.